UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01	Regulation FD Disclosure.

Joseph E. Sutaris, the Executive Vice President and Chief Financial Officer of Community Bank System, Inc. (the “Company”), and Joseph F. Serbun, the Executive Vice President and Chief Banking Officer of the Company, will participate in a presentation at the Raymond James U.S. Bank Conference on September 10, 2020 (the “Raymond James Conference”). At the Raymond James Conference, Messrs. Sutaris and Serbun expect to discuss, among other things, the following updated information regarding the Company’s COVID-19 related loan deferrals for the first two months of the third quarter of 2020, as follows:

COVID-19 LOAN DEFERRAL UPDATE

(unaudited)

COVID-19 Loan Deferral Update
$ in Millions

	6/30/2020			8/31/2020			Net Reduction in Deferrals
Portfolio	# of Loans	Deferrals	% of 6/30/20 Portfolio	# of Loans	Deferrals	% of 6/30/20 Portfolio
Business Lending	1,282	$593	17.1%	138	$157	4.5%	$436
Consumer Mortgage & Home Equity	909	$86	3.1%	79	$6	0.2%	$80
Consumer Installment	1,508	$25	2.0%	95	$1	0.1%	$24
Total	3,699	$704	9.4%	312	$164	2.2%	$540

Business Lending Deferral Summary by Sector (8/31/2020)
$ in Millions

Sector	# of Loans	Deferrals	% of Business Lending Deferrals	% of 6/30/20 Business Lending Portfolio
Lodging[1]	47	$89	57%	2.6%
Retail[2]	17	$25	16%	0.7%
Healthcare	8	$16	10%	0.5%
Food Services[3]	10	$8	5%	0.2%
All Other Business Sectors	56	$19	12%	0.5%
Total Business Lending	138	$157	100%	4.5%

(1) Lodging excludes RV Parks and Campgrounds

(2) Retail excludes Furniture Stores and Grocery Stores but includes loans secured by non-owner-occupied commercial real estate that are secured by retail properties

(3) Food Services includes Full & Limited Service Restaurants, Alcoholic Beverage Bars and Snack/Non-Alcoholic Beverage Bars

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The information contained in this Item 7.01 of this Current Report is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Forward-looking statements often use words such as “anticipate,” “could,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “forecast,” “believe,” or other words of similar meaning. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements. Moreover, the Company’s plans, objectives and intentions are subject to change based on various factors (some of which are beyond the Company’s control). Factors that could cause actual results to differ from those discussed in the forward-looking statements include: the macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, including the negative impacts and disruptions on public health, the Company’s corporate and consumer customers, the communities the Company serves, and the domestic and global economy, which may have an adverse effect on the Company’s business; current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; changes to the U.S. Small Business Administration (“SBA”) Paycheck Protection Program (“the PPP”), including to the rules under which the PPP is administered, with respect to the origination, servicing, or forgiveness of PPP loans, whether now existing or originated in the future, or the terms and conditions of any guaranteed payments due to us from the SBA with respect to PPP loans; the effect of, and changes in, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the effect of changes in the level of checking or savings account deposits on the Company’s funding costs and net interest margin; future provisions for credit losses on loans and debt securities; changes in nonperforming assets; the effect of a fall in stock market prices on the Company’s fee income businesses, including its employee benefit services, wealth management, and insurance businesses; risks related to credit quality, inflation, interest rate, liquidity, market and monetary fluctuations; the strength of the U.S. economy in general and the strength of the local economies where the Company conducts its business; the timely development of new products and services and customer perception of the overall value thereof (including features, pricing and quality) compared to competing products and services; changes in consumer spending, borrowing and savings habits; technological changes and implementation and financial risks associated with transitioning to new technology-based systems involving large multi-year contracts; the ability of the Company to maintain the security of its financial, accounting, technology, data processing and other operating systems and facilities; effectiveness of the Company’s risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, the Company’s ability to manage its credit or interest rate risk, the sufficiency of its allowance for credit losses and the accuracy of the assumptions or estimates used in preparing the Company’s financial statements and disclosures; failure of third parties to provide various services that are important to the Company’s operations; any acquisitions or mergers that might be considered or consummated by the Company and the costs and factors associated therewith, including differences in the actual financial results of the acquisition or merger compared to expectations and the realization of anticipated cost savings and revenue enhancements; the ability to maintain and increase market share and control expenses; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of the Company and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, risk management, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or those emanating from COVID-19; changes in the Company’s organization, compensation and benefit plans and in the availability of, and compensation levels for, employees in its geographic markets; the outcome of pending or future litigation and government proceedings; other risk factors outlined in the Company’s filings with the SEC from time to time; and the success of the Company at managing the risks of the foregoing. Additional information regarding factors that may cause actual results to differ materially from these forward looking statements is available in the Company’s SEC filings, including the Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2020 and June 30, 2020. These forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect events or circumstances after the date on which such statement is made.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ Joseph E. Sutaris
Name:	Joseph E. Sutaris
Title:	EVP and Chief Financial Officer

Dated: September 9, 2020

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